Exhibit 99.6
Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$34	$55	$95	$15	$200	$19
2	Pinnacle West Energy	(22)	(14)	1	(23)	(58)	(50)
3	APS Energy Services	2	1	1	(1)	3	(13)
4	SunCor	2	4	4	31	41	(5)
5	El Dorado	—	34	—	—	33	34
6	Parent Company	15	(6)	3	16	28	37

7	Income From Continuing Operations	31	74	104	38	247	22

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	(3)	—	(8)	(12)	(13)
9	SunCor	—	1	1	1	4	(6)
10	Other	—	1	—	3	4	(1)

11	Total	—	(1)	1	(4)	(4)	(20)

12	Net Income	$31	$73	$105	$34	$243	$2

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.38	$0.60	$1.04	$0.16	$2.18	$0.20
14	Pinnacle West Energy	(0.24)	(0.15)	0.01	(0.25)	(0.63)	(0.55)
15	APS Energy Services	0.02	0.01	0.01	(0.01)	0.03	(0.15)
16	SunCor	0.02	0.04	0.05	0.34	0.45	(0.05)
17	El Dorado	—	0.37	—	—	0.36	0.37
18	Parent Company	0.15	(0.06)	0.03	0.17	0.30	0.40

19	Income From Continuing Operations	0.33	0.81	1.14	0.41	2.69	0.22

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	(0.03)	—	(0.09)	(0.12)	(0.12)
21	SunCor	0.01	—	0.01	0.02	0.04	(0.07)
22	Other	—	0.01	—	0.03	0.05	—

23	Total	0.01	(0.02)	0.01	(0.04)	(0.03)	(0.19)

24	Net Income	$0.34	$0.79	$1.15	$0.37	$2.66	$0.03

25	BOOK VALUE PER SHARE	$31.19	$31.68	$32.55	$32.14	$32.14	$1.17

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	91,376	91,400	91,491	91,779	91,532	127
27	End of Period	91,310	91,309	91,443	91,793	91,793	505

See Glossary of Terms.	Page 26 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$189	$245	$360	$190	$984	$27
29	Business	211	257	289	221	978	25

30	Total retail	400	502	649	411	1,962	52
	Wholesale revenue on delivered electricity
31	Traditional contracts	3	4	6	3	16	1
32	Off-system sales	—	—	—	—	—	—
33	Transmission for others	8	8	8	8	32	4
34	Other miscellaneous services	4	6	8	7	25	—

35	Total regulated operating electricity revenues	415	520	671	429	2,035	57

	MARKETING AND TRADING
36	Electricity and other commodity sales	89	110	91	111	401	9

37	Total operating electric revenues	$504	$630	$762	$540	$2,436	$66

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,410	2,722	4,028	2,367	11,527	380
39	Business	3,051	3,602	3,937	3,236	13,826	411

40	Total retail	5,461	6,324	7,965	5,603	25,353	791
	Wholesale electricity delivered
41	Traditional contracts	138	195	210	166	709	209
42	Off-system sales	—	—	—	—	—	—
43	Retail load hedge management	169	731	943	889	2,732	1,638

44	Total regulated electricity	5,768	7,250	9,118	6,658	28,794	2,638

	MARKETING AND TRADING
45	Wholesale sales of electricity	5,696	7,141	8,994	8,347	30,178	1,375

46	Total electric sales	11,464	14,391	18,112	15,005	58,972	4,013

See Glossary of Terms.	Page 27 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$—	$—	$—	$—
48	Deferred fuel and purchased power costs — current period	—	—	—	—	—	—
49	Regulatory disallowance	—	—	—	—	—	—
50	Interest on deferred fuel	—	—	—	—	—	—
51	Amounts recovered through revenues	—	—	—	—	—	—

52	Deferred fuel and purchased power regulatory asset — ending balance	$—	$—	$—	$—	$—	$—

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$12	$21	$16	$15	$64	$(1)
54	Mark-to-market reversals on realized sales (a) (b)	1	(4)	(3)	(1)	(5)	6
55	Change in mark-to-market value of forward sales	8	4	8	3	21	28

56	Total gross margin	$21	$21	$21	$17	$80	$33

	By Pinnacle West Entity

57	APS	$(5)	$—	$2	$(2)	$(5)	$(13)
58	Pinnacle West	12	6	5	1	25	30
59	APS Energy Services	4	4	4	2	14	(22)
60	Pinnacle West Energy	10	11	10	16	46	38

61	Total gross margin	$21	$21	$21	$17	$80	$33

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $5 million was transferred to “realized” for the total year 2004. A $5 million realized gain is included in the $64 million on line 53 for the total year 2004.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 28 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	855,754	852,594	856,353	871,575	859,069	30,703
63	Business	105,502	106,517	107,583	108,860	107,115	4,019

64	Total	961,256	959,111	963,936	980,435	966,184	34,722
65	Wholesale customers	81	82	85	77	81	15

66	Total customers	961,337	959,193	964,021	980,512	966,265	34,737

67	Customer growth (% over prior year)	3.4%	3.8%	3.9%	3.9%	3.7%	0.4%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,365	2,818	4,215	2,338	11,736	804
69	Business	2,990	3,623	4,033	3,226	13,873	470

70	Total	5,355	6,441	8,248	5,564	25,609	1,274

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,816	3,193	4,704	2,717	13,418	(39)
72	Business	28,919	33,816	36,595	29,726	129,392	(1,137)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,764	3,305	4,922	2,682	13,661	464
74	Business	28,345	34,018	37,489	29,636	129,517	(485)

	ELECTRICITY DEMAND (MW)

75	System peak demand	3,979	5,632	6,402	4,432	6,402	70

See Glossary of Terms.	Page 29 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,148	1,860	2,364	1,811	8,183	(132)
77	Coal	2,887	3,035	3,417	3,327	12,666	1,299
78	Gas, oil and other	367	1,339	2,547	1,075	5,328	(763)

79	Total generation production	5,402	6,234	8,328	6,213	26,177	404

	Purchased power
80	Firm load	701	1,532	1,068	1,024	4,325	1,214
81	Marketing and trading	5,506	7,167	9,301	8,218	30,192	2,442

82	Total purchased power	6,207	8,699	10,369	9,242	34,517	3,656

83	Total energy sources	11,609	14,933	18,697	15,455	60,694	4,060

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	88%	76%	96%	74%	84%	(3)%
85	Coal	77%	81%	90%	88%	84%	8%
86	Gas, oil and other	5%	20%	38%	17%	19%	(8)%
87	System average	44%	49%	64%	48%	51%	(3)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	132	231	13	261	159	28
89	Coal	237	153	63	61	128	(140)
90	Gas	71	46	39	34	48	(160)

91	Total	440	430	115	356	334	(272)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 30 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$43.73	$50.36	$51.86	$51.23	$49.30	$0.70
93	SP15	$48.37	$54.73	$57.09	$60.62	$55.20	$3.82
	Off-Peak
94	Palo Verde	$33.66	$33.74	$33.37	$38.21	$34.75	$2.72
95	SP15	$36.90	$37.32	$37.18	$43.07	$38.62	$3.96

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	273	1,598	2,471	352	4,694	(205)
97	Heating degree-days	552	11	—	422	985	249
98	Average humidity	39%	19%	26%	45%	32%	1%
	10-Year Averages
99	Cooling degree-days	97	1,557	2,544	441	4,640	—
100	Heating degree-days	513	31	—	296	840	—
101	Average humidity	42%	22%	32%	38%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
102	Single-family	10,045	13,636	14,111	10,325	48,117	8,466
103	Multi-family	1,757	1,324	2,149	2,356	7,586	859

104	Total	11,802	14,960	16,260	12,681	55,703	9,325

	Arizona Job Growth (c)
105	Payroll job growth (% over prior year)	2.6%	3.4%	4.0%	4.6%	3.7%	2.3%
106	Unemployment rate (%, seasonally adjusted)	5.2%	5.0%	4.9%	4.6%	4.9%	(0.8)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 31 of 31